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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 30, 2006
                                                         ----------------

                     Merrill Lynch Mortgage Investors, Inc.
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                (Exact name of registrant specified in Charter)


    Delaware                    333-127233                 13-3416059
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 (State or other               (Commission               (IRS Employer
 jurisdiction of               File Number)            Identification No.)
 incorporation)


                250 Vesey Street
       4 World Financial Center 10th Floor
               New York, New York                                  10080
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    (Address of principal executive offices)                      Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01 Other Events.
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         The Registrant registered issuances of Merrill Lynch Mortgage
Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-127233 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $674,966,000 in aggregate principal amount Class AV, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class B-1 Certificates of its Ownit Mortgage Loan Asset-Backed Certificates, Series 2006-1 on January 30, 2006.

         This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 18, 2006, as supplemented by the Prospectus Supplement, dated January 27, 2006 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of January 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Credit-Based Asset Servicing and Securitization LLC, as sponsor (the "Sponsor"), Litton Loan Servicing LP, as servicer (the "Servicer") and JPMorgan Chase Bank, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class AV, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class N, Class X, Class R-X and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $434,974,214 as of January 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.





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ITEM 9.01.    Financial Statements; Pro Forma Information and Exhibits.
              ---------------------------------------------------------

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:


                  4.1 Pooling and Servicing Agreement, dated as of January 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, JPMorgan Chase Bank, National Association, as Trustee, Credit-Based Asset Servicing and Securitization LLC, as Sponsor, and Litton Loan Servicing LP, as Servicer.

                  99.1 Mortgage Loan Purchase Agreement, dated as of January 1, 2006, between Credit-Based Asset Servicing and Securitization LLC, as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Tom Saywell
                                            ------------------------------
                                        Name:  Tom Saywell
                                        Title: Vice President

Date:  February 13, 2006


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                                  EXHIBIT INDEX

Exhibit No.                        Description                          Page No.
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4.1        Pooling and Servicing Agreement, dated as of January 1,
           2006, among Merrill Lynch Mortgage Investors, Inc., as
           Depositor, Credit-Based Asset Servicing and Securitization
           LLC, as Sponsor, JPMorgan Chase Bank, National Association, as Trustee and Litton Loan Servicing LP, as Servicer

99.1 Mortgage Loan Purchase Agreement, dated as of January 1, 2006, between Credit Based Asset Servicing and
           Securitization LLC, as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser